UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 11, 2005
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                       ADVANCED SPORTS TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Florida                        333-106299                65-1139235
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(State or Other Jurisdiction          (Commission              (IRS Employer
    of Incorporation)                 File Number)           Identification No.)

   2 Briar Lane, Natick, Massachusetts                               01760
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(Address of Principal Executive Offices)                           (Zip Code)

      Registrant's telephone number, including area code ____(508) 647-4065
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                   9700 Via Emilie, Boca Raton, Florida 33428
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
             Year

      On October 11, 2005, in connection with the Registrant's acquisition via merger of CardioBioMedical Corporation and in order to align the fiscal years of the constituent corporations, the Board of Directors of the Registrant determined to change the end of the fiscal year of the Registrant from July 31 to December 31. The Registrant's next periodic report will be its quarterly report on Form 10-QSB for the fiscal quarter ended September 30, 2005.


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

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Advanced Sports Technologies, Inc.
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                                               (Registrant)


Date:  October 11, 2005              By:  /s/ James F. Mongiardo
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                                          James F. Mongiardo
                                          Chief Executive Officer and President

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